SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           27-May-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   27-May-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-May-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         27-May-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        27-May-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    275,000,000     794,395     1.67781%       358,865
 A-2  160,500,000    160,500,000     444,382     1.67781%       209,447
 A-3  48,000,000     48,000,000      202,118     1.48781%       55,545
 A-4  25,000,000     25,000,000         0        1.79781%       34,957
A-IO  236,452,500    236,452,500        0        6.68219%      1,336,021
 M-1  34,500,000     34,500,000         0        2.17781%       58,438
 M-2  27,000,000     27,000,000         0        3.18781%       66,944
 M-3   6,000,000      6,000,000         0        4.16781%       19,450
 B-1  10,500,000     10,500,000         0        4.81781%       39,345
 B-2   7,500,000      7,500,000         0        5.31781%       31,021
 B-3   6,000,000      6,000,000         0        5.81781%       27,150
  X   600,000,050    600,000,050        0                      1,040,023
  R       50             50            50        1.67781%          0
Total 600,000,050    600,000,050    1,440,945                  3,277,205

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         1,153,260         0      274,205,605
 A-2      N/A          653,829          0      160,055,618
 A-3      N/A          257,663          0       47,797,882
 A-4      N/A          34,957           0       25,000,000
A-IO      N/A         1,336,021         0      235,782,484
 M-1      0.00         58,438           0       34,500,000
 M-2      0.00         66,944           0       27,000,000
 M-3      0.00         19,450           0       6,000,000
 B-1      0.00         39,345           0       10,500,000
 B-2      0.00         31,021           0       7,500,000
 B-3      0.00         27,150           0       6,000,000
  X       N/A         1,040,023         0      598,559,105
  R       N/A            50             0           0
Total     0.00        4,718,150         0      598,559,105

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     2.88870905    1.30496335   4.19367240
 A-2   22541N3M9     2.76873819    1.30496336   4.07370156
 A-3   22541N3N7     4.21078938    1.15718563   5.36797500
 A-4   22541N3P2     0.00000000    1.39829680   1.39829680
A-IO   22541N3Q0     0.00000000    5.65027238   5.65027238
 M-1   22541N3S6     0.00000000    1.69385217   1.69385217
 M-2   22541N3T4     0.00000000    2.47940778   2.47940778
 M-3   22541N5J4     0.00000000    3.24163000   3.24163000
 B-1   22541N3U1     0.00000000    3.74718571   3.74718571
 B-2   22541N3V9     0.00000000    4.13607467   4.13607467
 B-3   22541N3W7     0.00000000    4.52496333   4.52496333
  X    22541N3X5     0.00000000    1.73337097   1.73337097
  R    22541N3R8    1000.00000000  1.40000000    1001.40

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    997.11129095
 A-2  0.00000000    997.23126181
 A-3  0.00000000    995.78921063
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    997.16638081
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    997.59842502
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  243,512,483  206,774,021     450,286,504
     Scheduled Principal               186,562      162,620         349,182
     Prepayments (Incls Curtail)       607,833      483,930       1,091,763
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance        794,395      646,550       1,440,945
     Net Realized Losses                     0            0               0
Ending Balance                     242,718,088  206,127,471     448,845,559
Ending Count                             1,835        1,337           3,172

Aggregate End Coll Bal             323,689,381  274,869,724     598,559,105

Ending Overcollateralization Amount                                       0

Prefunding Account:
Beginning Balance                   80,971,293   68,742,253     149,713,546
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct              80,971,293   68,742,253     149,713,546

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,476,801    1,258,215       2,735,016
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,476,801    1,258,215       2,735,016
Capitalized Interest Account:
Beginning Balance                                                 1,750,000
less: Cap Int Require                  287,245      243,863         531,107
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                    1,218,893

Servicing Fee                          101,464       86,156         187,619
Trustee Fee                                913          775           1,689
Credit Risk Manager Fee                  3,551        3,015           6,567
LPMI                                         0            0               0
Dividend Rewards                             0            0               0

Current Advances as of determination date                         1,497,144
Outstanding Advances  (end of prior calendar month)                       0

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     12             1,447,592      0                 0
Grp 2      3               171,490      0                 0
Total     15             1,619,082      0                 0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      0                     0
Total      0                     0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,835         242,718,088
Grp 2    1,337         206,127,471
Total    3,172         448,845,559

     Foreclosure
Grp 1    Count              Balance
Grp 2      0                     0
Total      0                     0
           0                     0
     Bankruptcy
         Count              Balance
Grp 1      1               110,058
Grp 2      1               152,040
Total      2               262,098

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                          4
Prin Bal of Loans for which Prepay Prems were collected             476,059
Current amount of Prepayment Premiums                                19,337

Current Delinquency Rate (60+days)                                  0.04379%
Rolling Three Month Delinquency Rate (60+days)                      0.04379%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     349
Weighted Average Gross Coupon of Mortgage Loans                     7.78460%
Weighted Average Net Coupon of Mortgage Loans                       7.26673%

Aggregate number of Mortgage Loans in the pool                        3,172

Senior Enhancement Percentage                                      15.25000%

Net Excess Spread                                                   0.70100%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0

     Target Amount for the preceding Distribution Date            6,600,000


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee